Exhibit 10.3

EXECUTION VERSION

FORBEARANCE AGREEMENT

AND

CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of August 20, 2008 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation (the “Company”), OTP, INCORPORATED, a Michigan corporation (“OTP”), MONACO ACQUISITION COMPANY, a Michigan corporation (“Monaco”), X-RITE GLOBAL, INCORPORATED, a Michigan corporation (“X-Rite Global”), X-RITE HOLDINGS, INC., a Michigan corporation (“X-Rite Holdings”), X-RITE MA, INCORPORATED, a Michigan corporation (“X-Rite MA”), HOLOVISION ACQUISITION COMPANY, a Michigan corporation (“Holovision”). XR VENTURES, LLC, a Michigan limited liability company (“XR Ventures”), GRETAGMACBETH, LLC, a Delaware limited liability company (“GretagMacbeth”), PANTONE, INC., a Delaware corporation (“Pantone”), PANTONE ASIA, INC., a Delaware corporation (“Pantone Asia”), PANTONE GERMANY, INC., a Delaware corporation “Pantone Germany”), PANTONE INDIA, INC., a Delaware corporation (“Pantone India”), PANTONE JAPAN, INC., a Delaware corporation (“Pantone Japan”), PANTONE U.K., INC., a Delaware corporation (“Pantone UK”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof (such Persons, together with the Company, OTP, Monaco, X-Rite Global, X-Rite Holdings, X-Rite MA, Holovision, XR Ventures, GretagMacbeth, Pantone, Pantone Asia, Pantone Germany, Pantone India, Pantone Japan and Pantone UK are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), FIFTH THIRD BANK, a Michigan banking corporation (in its individual capacity, “Fifth Third”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the other LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Company, (b) the Company has secured all of the Obligations by granting to the Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of its assets, and (c) each Credit Party (other than the Company) has (i) guaranteed all existing and future Obligations of the Company and the other Credit Parties and (ii) secured all of the Obligations by granting to the Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of its assets;

WHEREAS, certain Defaults and Events of Default have occurred and are continuing as of the date hereof (or the Credit Parties have informed the Agents and the Lenders that certain other Defaults and Events of Default will occur and be continuing after the date hereof), in each case as set forth in Schedule 1 hereto (such Defaults and Events of Default are referred to herein each individually as a “Designated Default” and collectively as the “Designated Defaults”);

WHEREAS, each Credit Party acknowledges and agrees that, as a result of the existence of the Designated Defaults, (a) the Agents and the Lenders are entitled to accelerate the Obligations, to seek immediate repayment in full of the Obligations and to exercise any or all of their respective rights and remedies under the Credit Agreement, each of the other Credit Documents and applicable law; and (b) the Lenders have no obligation to make any further Loans or other extensions of credit to the Company under the Credit Agreement or otherwise;

WHEREAS, the Company has further informed the Agents and the Lenders that the Company intends to enter into (a) an Investment Agreement dated of even date herewith, a true, complete and correct copy of which is attached hereto as Exhibit A-1 (without giving effect to any amendments or supplements thereto, or restatements or modifications thereof, except for any of the foregoing previously consented to by the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and copies of which shall have been provided to the Administrative Agent, the “OEP Investment Agreement”), with OEPX, LLC, a Delaware limited liability company (“OEP”), pursuant to which the Company shall issue to OEP, and OEP shall purchase from the Company, 28,571,429 shares of common stock, $0.10 par value per share (the “Common Stock”) of the Company (the “OEP Equity Issuance”) for a Cash purchase price of at least $100,000,000 (the “OEP Gross Proceeds”), and (b) an Investment Agreement dated of even date herewith, a true, complete and correct copy of which is attached hereto as Exhibit A-2 (without giving effect to any amendments or supplements thereto, or restatements or modifications thereof, except for any of the foregoing previously consented to by the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and copies of which shall have been provided to the Administrative Agent, the “Additional Investors Investment Agreement”; the Additional Investors Investment Agreement and the OEP Investment Agreement are referred to herein each individually as an “Investment Agreement” and collectively as the “Investment Agreements”) with each of Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P., and Tinicum Capital Partners II Executive Fund, L.L.C. (each an “Additional Investor” and collectively the “Additional Investors”; the Additional Investors and OEP are referred to herein each individually as an “Equity Investor” and collectively as the “Equity Investors”), pursuant to which the Company shall issue to the Additional Investors, and the Additional Investors shall purchase in the aggregate from the Company, 8,333,334 shares of Common Stock of the Company (the “Additional Investors Equity Issuance”; the Additional Investors Equity Issuance and the OEP Equity Issuance are referred to herein collectively as the “Required Equity Issuance”) for a Cash purchase price of at least $25,000,000 (the “Additional Investors Gross Proceeds; the Additional Investors Gross Proceeds and the OEP Gross Proceeds are referred to herein collectively as the “Required Gross Proceeds”);

WHEREAS, the Company has further informed the Agents and Lenders that the Company intends to issue 10,000,000 additional shares of Common Stock (the “Incremental Equity Issuance”; the Required Equity Issuance and the Incremental Equity Issuance are referred to herein collectively as the “Equity Issuance”) to certain of the Equity Investors for a Cash purchase price of not less than $30,000,000 (the “Incremental Gross Proceeds”);

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WHEREAS, the Company has further informed the Agents and Lenders that the Company desires to use: (a) a portion of the Required Gross Proceeds to (i) pay certain fees and expenses of the Company and each of the Equity Investors incurred in connection with the Required Equity Issuance, this Agreement and the respective transactions and other documentation related thereto (or reimburse the Company and each of the Equity Investors in respect of any such fees and expenses paid by such Persons prior to the First Amendment Effective Date (as such term is defined below), in each case set forth in Schedule 2 hereto (or in any revised such Schedule 2 prepared in good faith by Company and delivered by Company to the Administrative Agent at any time and from time to time after the date hereof) in an aggregate amount for all such fees and expenses not to exceed $25,000,000 (the “Initial Equity Issuance Payment”); provided that any determination of the Company’s compliance with such limitation on the amount of the Initial Equity Issuance Payment shall exclude (x) the First Lien Lender Fees (as such term is defined below) and Second Lien Lender Fees (as such term is defined in the Corresponding Second Lien Agreement referred to below), (y) the Goldman Hedge Payoff Amount (as such term is defined below), and (z) fees, costs and expenses of the Company (collectively, the “Superior Proposal Expenses”) arising as a result of the receipt by the Company of a Superior Proposal or Acquisition Proposal (as such terms are defined in the Investment Agreements); (ii) pay in full the outstanding principal balance due and owing to Goldman Sachs Capital Markets, L.P. and its Affiliates (collectively, “Goldman”) in connection with the Interest Rate Agreements set forth on Schedule 3 hereto (collectively, the “Existing Hedge Agreements”) in an aggregate amount not to exceed $12,165,000 plus the aggregate amount of interest accruing thereon pursuant to the Existing Hedge Agreements through the First Amendment Effective Date (the “Goldman Hedge Payoff Amount”), (iii) prepay the Existing Headquarters Loan by an amount equal to $3,500,000 (the “Existing Headquarters Loan Repayment Amount”) and (iv) pay the First Lien Lender Fees and Second Lien Lender Fees (the Existing Headquarters Loan Repayment Amount, the Goldman Hedge Payoff Amount, the First Lien Lender Fees, the Second Lien Lender Fees and the portion of the Required Gross Proceeds used to consummate the Initial Equity Issuance Payment, collectively, the “Restructuring Transaction Costs”); (b) ninety percent (90%) of the Required Gross Proceeds, net of the Restructuring Transaction Costs (such net Required Gross Proceeds, are referred to herein as the “Net Cash Proceeds from Required Equity Issuance”) to make a mandatory prepayment of the Term Loan (the “Required Equity Issuance Mandatory Prepayment”) in accordance with the terms of the Credit Agreement; and (c) ten percent (10%) of the Net Cash Proceeds from Required Equity Issuance to voluntarily prepay the Second Lien Term Loan and any prepayment premium on the amount prepaid payable pursuant to Section 2.13(b) of the Second Lien Credit Agreement (the “Initial Second Lien Prepayment”);

WHEREAS, the Company has further informed the Agents and Lenders that the Company desires to use the Incremental Gross Proceeds to: (a) pay all fees, costs and expenses incurred by the Company and the Equity Investors in connection with the Incremental Equity Issuance and the respective transactions and documents related thereto (the “Incremental Equity Issuance Payment”; the Initial Equity Issuance Payment and the Incremental Equity Issuance Payment are referred to herein collectively as the “Equity Issuance Payment”), in each case set forth in Schedule 4 hereto (or in any revised such Schedule 4 prepared in good faith by Company and delivered by Company to the Administrative Agent at any time and from time to time after

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the date hereof); and (b) voluntarily prepay the Second Lien Term Loan and any prepayment premium on the amount prepaid payable pursuant to Section 2.13(b) of the Second Lien Credit Agreement with any portion thereof remaining after payment of the Incremental Equity Issuance Payment, in an amount not exceeding $30,000,000 (the “Incremental Second Lien Prepayment”; the Initial Second Lien Prepayment and the Incremental Second Lien Prepayment are referred to herein collectively as the “Second Lien Prepayment”);

WHEREAS, the Company has further informed the Agents and Lenders that the Company desires to enter into an amendment and modification to the Existing Headquarters Mortgage, a true, complete and correct copy of which is attached hereto as Exhibit B (the “Existing Headquarters Mortgage Modification”), pursuant to which the Company shall amend certain terms and provisions of the Existing Headquarters Loan, which such amendment and modification shall become effective on or prior to August 30, 2008 (the “Existing Headquarters Mortgage Modification Effective Date”);

WHEREAS, the Company has informed the Agents and Lenders that the Company desires to sell (the “Life Insurance Policy Sale”) those certain Key-Person Life Insurance Policies set forth in Schedule 5 hereto;

WHEREAS, the Company has requested that (a) the Lenders continue to make Loans and other extensions of credit under the Credit Agreement, and (b) the Agents and Lenders forbear in accordance with the terms and subject to the conditions hereof from accelerating the Obligations and taking action to collect payment of the Obligations;

WHEREAS, the Company and the other Credit Parties have further requested that the Administrative Agent and the Requisite Lenders, in each case effective as of the Forbearance Effective Date (as such term is defined in Section 5 hereof), consent to (a) the Life Insurance Policy Sale (and (x) subject to the terms and conditions set forth Section 2(c), waive any mandatory prepayment required pursuant to Section 2.14 of each of the Credit Agreement and the Second Lien Credit Agreement as a result thereof and (y) subject to the terms and provisions contained herein, permit the Company to retain $7,500,000 of the Net Asset Sale Proceeds thereof), (b) the execution and delivery by the Company of the Existing Headquarters Mortgage Modification, (c) the Equity Issuance (and waive any mandatory prepayment that would be required pursuant to Section 2.14 of each of the Credit Agreement and the Second Lien Credit Agreement as a result thereof), and (d) payment by the Company of the Equity Issuance Payment, Required Equity Issuance Mandatory Payment, the Goldman Hedge Payoff Amount, the Existing Headquarters Loan Repayment Amount and the Second Lien Prepayment, respectively;

WHEREAS, the Company and the other Credit Parties have further requested that the Administrative Agent and the Requisite Lenders, in each case effective as of the First Amendment Effective Date, (a) waive the Designated Defaults, and (b) amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Agents and Lenders agree to accommodate such requests of the Company and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth;

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NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Forbearance; Forbearance Period.

(a) Each of the Administrative Agent, the Collateral Agent and each of the Lenders signatories hereto agrees that, upon the terms and subject to the conditions set forth herein (and notwithstanding the existence of the Designated Defaults), during the period (the “Forbearance Period”) commencing on the Forbearance Effective Date (as such term is defined below) and ending on the date (the “Forbearance Termination Date”) that is the earlier to occur of (i) January 1, 2009, and (ii) the date of the occurrence of a Forbearance Termination Event (as such term is defined below), such Person shall not exercise or enforce any of its rights and remedies against any Credit Party that such Person would otherwise be entitled to exercise under the Credit Agreement or any of the other Credit Documents or applicable law, including, without limitation, the UCC, by reason (and only by reason) of the existence of the Designated Defaults (the “Forbearance”). The occurrence of any of the following events or circumstances shall constitute a termination event with respect to the Forbearance (each a “Forbearance Termination Event”):

(i) the OEP Investment Agreement (A) is terminated by any party thereto pursuant to Article V thereof; (B) automatically terminates because the Company and/or any Subsidiary of the Company shall have commenced any case, proceeding or other action (x) under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution or composition, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (C) terminates because there shall be commenced against the Company and/or any Subsidiary of the Company, any case, proceeding or other action of a nature referred to in clause (B) above that results in the entry of an order for relief or any such adjudication or appointment; or

(ii) the later to occur of (A) the occurrence of an event or events, since December 30, 2007, that would have a Material Adverse Effect (as such term is defined in the OEP Investment Agreement) except as was Previously Disclosed (as such term is defined in the OEP Investment Agreement), and (B) the receipt by the Company and OEP of (x) a written notice from the Administrative Agent, acting at the direction of the Requisite Lenders, or (y) a written notice from the Second Lien Administrative Agent, acting at the direction of the Requisite Lenders (as such term is defined in the Second Lien Credit Agreement), in each case stating that an event has occurred, or events have occurred, since December 30, 2007, that would have a Material Adverse Effect (as such term is defined in the OEP Investment Agreement), except as was Previously Disclosed (as such term is defined in the OEP Investment Agreement). No Lender shall have a right to terminate this Agreement as a result of a “Forbearance Termination Event” under this clause (ii) until the fifth Business Day following the receipt by the Company and OEP of (x) a written notice from the Administrative Agent, acting at the direction of the Requisite Lenders, or (y) a written notice from the Second Lien Administrative Agent, acting at the direction of the Requisite Lenders (as such term is defined in the Second

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Lien Credit Agreement), in each case stating that an event has occurred, or events have occurred, since December 30, 2007, that would have a Material Adverse Effect (as such term is defined in the OEP Investment Agreement), except as was Previously Disclosed (as such term is defined in the OEP Investment Agreement, and setting forth in good faith and in reasonable detail a description of the applicable event or events.

(b) The Forbearance is temporary and limited in nature and nothing contained herein is intended, or shall be deemed or construed: (i) to preclude or prevent any Agent or Lender from exercising any rights or remedies against any Credit Party under the Credit Agreement, any of the other Credit Documents or applicable law, including, without limitation the UCC, arising on account of (A) any Default or Event of Default other than a Designated Default, or (B) any Designated Default from and after the Forbearance Termination Date; (ii) except as otherwise expressly set forth herein, to effect any amendment or other modification of the Credit Agreement or any of the other Credit Documents, all of which shall remain in full force and effect in accordance with their respective terms; (iii) except as otherwise expressly set forth herein, to constitute a waiver of any of the Designated Defaults or any future Defaults or Events of Default or any term or provision of the Credit Agreement or any of the other Credit Documents or applicable law; or (iv) to establish a custom or course of dealing between the Agents and the Lenders, on the one hand, and the Credit Parties, on the other hand. Furthermore, nothing contained herein is intended, or should be deemed or construed, to require any Agent or Lender to extend the Forbearance Termination Date for any reason whatsoever.

(c) Notwithstanding anything contained herein to the contrary, on the Forbearance Termination Date, without the requirement of any notice to any Credit Party or any other Person: (i) the Forbearance and all agreements set forth in Section 1(a) of this Agreement shall terminate automatically and be of no further force or effect, and (ii) subject to the terms of the Credit Documents and applicable law, including, without limitation, the UCC, each Agent and Lender shall be free in its sole and absolute discretion without limitation to proceed to enforce any or all of such Person’s rights and remedies set forth in this Agreement, the Credit Agreement, the other Credit Documents and applicable law, including, without limitation, the right to sue, ask for or demand from the Credit Parties payment in full of all Obligations to the extent then permitted pursuant to the Credit Agreement, in whole or in part, and to otherwise enforce any or all of its rights and remedies (including rights of acceleration and foreclosure) under the Credit Documents against any Credit Party or any other Person. In furtherance of the foregoing, and notwithstanding the occurrence of the Forbearance Effective Date, each Credit Party acknowledges and confirms that, subject to the Forbearance, all rights and remedies of the Agents and Lenders under the Credit Documents and applicable law with respect to such Credit Party shall continue to be available to the Agents and Lenders from and after the Forbearance Effective Date.

(d) The Administrative Agent and the Lenders signatories hereto hereby agree that, during the Forbearance Period:

(i) in addition to the Revolving Loans and Letters of Credit outstanding under the Credit Agreement as of the Forbearance Effective Date, but in any event subject to the satisfaction of the conditions precedent set forth in Section 3.2(a) of the Credit Agreement (other than the conditions precedent set forth in Section 3.2(a)(iii) and Section 3.2(a)(iv) thereof), each Lender with a Revolving Commitment shall continue to make Revolving Loans, and to issue or cause to be issued, and participate in, Letters of Credit,

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in each case to or for the account of Company; provided that the aggregate outstanding principal balance of such additional Revolving Loans plus the aggregate undrawn face amount of all such additional Letters of Credit shall not exceed $10,000,000 (the “Maximum Forbearance Amount”) at any time during the Forbearance Period; and, provided further that (i) only up to $2,000,000 of the Maximum Forbearance Amount shall be available at all times during the Forbearance Period, (ii) only up to $3,000,000 of the Maximum Forbearance Amount shall be available at all times during the Forbearance Period for the payment of fees and expenses incurred in connection with this Agreement, the Corresponding Second Lien Agreement, the Equity Issuance and the other transactions contemplated by this Agreement, the respective Investment Agreements and any related documentation, and (iii) the remaining $5,000,000 of the Maximum Forbearance Amount shall be available only to the extent that an equal amount of Cash is held by Foreign Subsidiaries. Notwithstanding anything contained herein or in the Credit Agreement to the contrary, during the Forbearance Period (x) no Revolving Loans shall be advanced as Eurodollar Rate Loans, and (y) no Loans may be converted into or continued as Eurodollar Rate Loans; and

(ii) the Company shall not be required to comply with the financial covenants set forth in Section 6.8 of the Credit Agreement with respect to any Fiscal Quarter occurring prior to the Fiscal Quarter ending closest to December 31, 2008.

(e) Each of the Credit Parties hereby agrees that, during the Forbearance Period:

(i) subject to the Forbearance, the waiver of Designated Defaults set forth in Section 3 hereof and the other terms and provisions of this Agreement, all of the Credit Documents shall remain in full force and effect and the Credit Parties shall continue to comply with all covenants and other obligations under the Credit Documents including, but not limited to, the obligation to make any and all scheduled payments of principal or interest on the Loans or pursuant to the Notes and other payments required under the Credit Documents in each case when due and payable;

(ii) the Company shall deliver to Administrative Agent and each of the Lenders within 30 days after the end of each monthly fiscal period of the Company ending after the Forbearance Effective Date, (A) the consolidated balance sheets of Company and its Subsidiaries as at the end of such monthly fiscal period and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such monthly fiscal period and (B) a rolling thirteen (13) week cash flow forecast and cash balance report on a consolidated basis for the Company and its Subsidiaries, in each case in the form customarily prepared by the Company; and

(iii) on a date certain to be agreed upon by the Company and the Administrative Agent after the delivery by the Company of the financial statements referred to the foregoing clause (ii) with respect to any monthly fiscal period, the Company shall conduct a single conference call with the Administrative Agent and any Lender that desires to participate therein regarding the financial results and the financial condition of the Company and its Subsidiaries, on which conference call shall be present the chief financial officer or such other authorized representative of the Credit Parties as may be reasonably requested by the Administrative Agent, each of such conference calls to be held at a time convenient to the Administrative Agent, the Requisite Lenders and the Company.

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Section 2. Consents.

(a) Effective as of the Forbearance Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to (i) the Required Equity Issuance (and hereby acknowledge and agree that the Required Equity Issuance shall not constitute a Change of Control and will not result in an Event of Default under Section 8.1(k) of the Credit Agreement), (ii) the Initial Equity Issuance Payment, and (iii) the payment of the Goldman Hedge Payoff Amount, the Existing Headquarters Loan Repayment Amount and the Initial Second Lien Prepayment (and hereby waive the requirements of Section 2.14 of the Credit Agreement, solely with respect to the Net Cash Proceeds from Required Equity Issuance, to the extent such proceeds substantially contemporaneously with receipt thereof by or for the account of the Company are used to pay the Goldman Hedge Payoff Amount, the Required Equity Issuance Mandatory Prepayment, the First Lien Lender Fees, the Second Lien Lender Fees, the Existing Headquarters Loan Repayment Amount and the Initial Second Lien Prepayment); provided that the effectiveness of each of the forgoing consents and waivers is subject to the following conditions:

(i) the Required Equity Issuance (x) is consummated no later than January 1, 2009, (y) results in the concurrent receipt by the Company in immediately available Dollars of Required Gross Proceeds in an aggregate amount not less than $125,000,000 and (z) is consummated in accordance with the terms and conditions set forth in the respective Investment Agreements and applicable law;

(ii) the Required Gross Proceeds are used by the Company solely to pay the Restructuring Transaction Costs and, substantially contemporaneously with receipt thereof by or for the account of the Company, to make the Required Equity Issuance Mandatory Prepayment and the Initial Second Lien Prepayment;

(iii) on or prior to the First Amendment Effective Date, the Company shall have delivered to the Administrative Agent a funds flow describing the sources and uses of the Required Gross Proceeds and the Net Cash Proceeds from Required Equity Issuance, in form and substance reasonably acceptable to the Administrative Agent;

(iv) with respect to the Goldman Hedge Payoff Amount, on or prior to the First Amendment Effective Date, the Company shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that such amount has been applied to payment of the Company’s obligations in respect of the Existing Hedge Agreements and the Company shall deliver a payoff letter evidencing the payment in full of all amounts due and owing under the Existing Hedge Agreements and the release of all claims against the Company and each other Credit Party by Goldman, in form and substance reasonable satisfactory to Administrative Agent; and

(v) the Existing Headquarters Loan shall have been repaid in an amount equal to $3,500,000.

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(b) Effective as of the Forbearance Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to (i) the Incremental Equity Issuance, (ii) the Incremental Equity Issuance Payment and (iii) the Incremental Second Lien Prepayment (and hereby waive the requirements of Section 2.14 of the Credit Agreement solely with respect to the Net Cash Proceeds from the Incremental Equity Issuance to the extent that the Incremental Gross Proceeds substantially contemporaneously with receipt thereof are used to consummate the Incremental Equity Issuance Payment and the Incremental Second Lien Prepayment); provided that the effectiveness of each of the forgoing consents and waivers is subject to the following conditions:

(i) the Incremental Equity Issuance (x) is consummated no later than January 1, 2009 and is consummated substantially contemporaneously with the Required Equity Issuance and (y) is consummated on terms and conditions substantially the same as those set forth in the respective Investment Agreements;

(ii) the Incremental Gross Proceeds are used by the Company, substantially contemporaneously with receipt thereof by or for the account of the Company, solely to make the Incremental Equity Issuance Payment and the Incremental Second Lien Prepayment;

(iii) on or prior to the First Amendment Effective Date, the Company shall have delivered to the Administrative Agent a funds flow describing the sources and uses of the Incremental Gross Proceeds and the Net Cash Proceeds from the Incremental Equity Issuance, in form and substance reasonably acceptable to the Administrative Agent; and

(iv) any Incremental Gross Proceeds in excess of $30,000,000 shall be applied substantially contemporaneously with receipt thereof by or for the account of the Company as a mandatory prepayment of the Loans in accordance with Section 2.14 of the Credit Agreement.

(c) Effective as of the Forbearance Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Life Insurance Policy Sale so long as the Net Asset Sale Proceeds of the Life Insurance Policy Sale are promptly delivered to the Administrative Agent to be applied as a mandatory prepayment of the Loans as required pursuant to Section 2.14 of the Credit Agreement; provided that, notwithstanding the foregoing, (i) the aggregate gross proceeds of the Life Insurance Policy Sale shall be in an amount no less than the cash surrender value of the Key-Person Life Insurance Policies set forth in Schedule 5 hereto on the date on which the Company enters into a binding agreement providing for the Life Insurance Policy Sale, and (ii) the Company shall be permitted to retain $7,500,000 of such Net Asset Sale Proceeds (the “Retained Insurance Proceeds”); provided, further, that until the First Amendment Effective Date, all Retained Insurance Proceeds shall be held by the Company in a segregated deposit account maintained with the Collateral Agent or with a bank that has entered into an account control agreement with the Collateral Agent, the Second Lien Collateral Agent and the Company in form and substance reasonably satisfactory to the Collateral Agent (the “Insurance Proceeds Control Agreement”); provided that on the First Amendment Effective Date, the Insurance Proceeds Control Agreement shall be terminated and the Retained Insurance Proceeds shall be released to the Company for use by the Company for general corporate purposes.

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(d) Effective as of the Forbearance Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Existing Headquarters Mortgage Modification and the transactions contemplated thereby.

(e) Effective as of the Forbearance Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Corresponding Second Lien Agreement; provided that the effectiveness of such consent is subject to the following: (A) the execution and delivery to the Administrative Agent by the Second Lien Collateral Agent on or prior to the First Amendment Effective Date of the Intercreditor Reaffirmation (as such term is defined below) pursuant to which the Second Lien Lenders shall have agreed that the increase in the Applicable Margin provided for herein shall not apply against the basket of permitted increases therein set forth in the Intercreditor Agreement and (B) the Second Lien Lender Parties shall have consented to the transactions contemplated by this Agreement.

Section 3. Waiver of Designated Defaults. Effective as of, and subject to the occurrence of, the First Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby waive each of the Designated Defaults. The foregoing waiver is not intended and shall not be deemed or construed to constitute a waiver of any other Default or Event of Default existing under the Credit Agreement or that hereafter may occur under the Credit Agreement, as amended, or to establish a custom or course of dealing among the Company, any other Credit Party, any Agent, the Lenders or any of them. Except as specifically set forth herein, the Agents and the Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, as amended, the other Credit Documents and applicable law.

Section 4. Amendments to Credit Agreement. Effective as of, and subject to the occurrence of, the First Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Control Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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“Corresponding Second Lien Agreement” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Equity Issuance” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Existing Headquarters Mortgage Modification” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Existing Headquarters Mortgage Modification Effective Date” shall have the meaning ascribed to such term in the First Amendment Agreement.

“First Amendment Agreement” means that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 20, 2008 and effective as of the Forbearance Effective Date by and among the Company, the Guarantors, certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

“First Amendment Effective Date” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Forbearance Effective Date” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Intercreditor Reaffirmation” shall have the meaning ascribed to such term in the First Amendment Agreement.

“OEP” means OEPX, LLC, a Delaware limited liability company.

“Permitted Holders” means, collectively, OEP, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. Tinicum Capital Partners II Executive Fund, L.L.C. and their respective Control Investment Affiliates.

“Restructuring Transaction Costs” shall have the meaning ascribed to such term in the First Amendment Agreement.

“Second Lien Amendment Agreement” shall have the meaning ascribed to such term in the First Amendment Agreement.

(b) Section 1.1 of the Credit Agreement is hereby further amended by substituting the definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 1.1 of the Credit Agreement:

“Adjusted Eurodollar Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate of interest equal to the greater of (x) three percent (3.00%) and (y) the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/16 of 1%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal

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to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01 Page) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest  1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest  1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market by the Administrative Agent for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

“Applicable Margin” means

(a) for the period commencing on the First Amendment Effective Date through the date that is five (5) days after the date on which financial statements for the Fiscal Quarter ending closest to March 31, 2009 are delivered, (x) with respect to each Loan that is a Base Rate Loan, four percent (4.00%) per annum and (y) with respect to each Loan that is a Eurodollar Loan, five percent (5.00%) per annum; and

(b) thereafter, the Applicable Margin shall equal the applicable percentage per annum Eurodollar margin or Base Rate margin, as the case may be, in effect from time to time determined as set forth below based upon the Leverage Ratio set forth in the most recent Compliance Certificate delivered by the Company to the Administrative Agent in accordance with Section 5.1(d) pursuant to the appropriate column under the table below:

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Revolving Loans, Swing Line Loans and Term Loans

Leverage Ratio	Eurodollar Margin	Base Rate Margin
greater than or equal to 4.00 to 1.00	5.00%	4.00%
greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	4.50%	3.50%
greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	4.00%	3.00%
less than 3.00 to 1.00	3.50%	2.50%

The Applicable Margin shall be adjusted from time to time upon delivery to the Administrative Agent of the quarterly financial statements for each Fiscal Quarter required to be delivered pursuant to Section 5.1(b) hereof accompanied by a written calculation of the Leverage Ratio together with a Financial Officer Certification as of the end of the Fiscal Quarter for which such financial statements are delivered. If such calculation indicates that the Applicable Margin shall increase or decrease, then on effective as of date of delivery of such financial statements and written calculation the Applicable Margin shall be adjusted in accordance therewith; provided, however, that if the Company shall fail to deliver any such financial statements for any such Fiscal Quarter by the date required pursuant to Section 5.1, then, at the Administrative Agent’s election, effective as of the date on which such financial statements were to have been delivered, and continuing through the date (if ever) when such financial statements and such written calculation are finally delivered, the Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above. Notwithstanding anything herein to the contrary, Swing Line Loans may not be Eurodollar Loans.

“Change of Control” means, at any time, (i) any Person or “group” (within the meaning of Rules 13d 3 and 13d 5 under the Exchange Act), other than the Permitted Holders, (a) shall have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of the Company or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Company; (ii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Company cease to be occupied by Persons who were nominated for election by the board of directors of Company, a majority of whom were directors on the First Amendment Effective Date or whose election or nomination for election was previously approved by a majority of such directors; or (iv) any “change of control” or similar event under the Second Lien Credit Agreement shall occur.

“Consolidated Adjusted EBITDA” means, for any period, an amount determined for Company and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense (including, without duplication and to the extent constituting Consolidated Interest Expense in accordance with

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GAAP, interest expense relating to the settlement of the Existing Interest Rate Agreements), (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) Cash restructuring charges in connection with the Pantone Mergers, the Prior Tender Offer and restructurings occurring after the First Amendment Effective Date of up to $17,500,000 in the aggregate with respect to all such charges, (g) non-Cash charges associated with the cash surrender value of Company’s life insurance policy portfolio, (h) fees and expenses incurred in connection with the Equity Issuance to the extent deducted in the calculation of net income (or loss) for such period, (i) property taxes paid prior to the First Amendment Effective Date by the Company on the Existing Headquarters Asset to the extent (x) deducted in the calculation of net income (or loss) for such period, and (y) all addbacks in respect of property taxes do not exceed $801,000, (j) the amount of non-Cash expenses related to the implementation of changes in accounting methods or estimates at the time of such implementation, (k) one-time charges or reserves (including, without limitation, fees and expenses) constituting Restructuring Transaction Costs, (l) fees and expenses payable to any Agent or Lender on the Forbearance Effective Date or First Amendment Effective Date, respectively, (m) fees and expenses payable to the Second Lien Administrative Agent or any Second Lien Lender on the Forbearance Effective Date or First Amendment Effective Date, respectively, (n) one-time fees and expenses relating to Permitted Acquisitions (whether or not consummated), and (o) other non-Cash losses, charges, costs or other items reducing Consolidated Net Income (excluding any such non-Cash loss, charge, cost or other item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), minus (ii) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period).

“Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense for such period, excluding any amount not payable in Cash and, to the extent constituting Consolidated Interest Expense, payments made in respect of the Existing Interest Rate Agreements.

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, plus (b) the Consolidated Working Capital Adjustment, minus (ii) the sum, without duplication, of the amounts for such period of (a) Consolidated Capital Expenditures (net of any proceeds of (y) any related financings with respect to such expenditures and (z) any sales of assets used to finance such expenditures), (b) Consolidated Cash Interest Expense, (c) provisions for current taxes based on income of Company and its Subsidiaries and payable in Cash with respect to such period, (d) Cash payments for the purchase price paid in connection with Permitted Acquisitions (whether or not consummated), to the extent not paid with the proceeds of any Indebtedness (other than Revolving Loans) or from the issuance of, or capital contribution in respect of, any equity securities and (e) transaction costs and expenses paid in

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Cash in connection with Permitted Acquisitions (whether or not consummated) and added back to net income in the determination of Consolidated Adjusted EBITDA.

“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements.

“Consolidated Net Income” means, for any period, (i) the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, excluding (ii) (a) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person’s assets are acquired by Company or any of its Subsidiaries, (c) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses.

“Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Credit Document” means any of this Agreement, the Notes, if any, the Collateral Documents, the Intercreditor Agreement, the First Amendment Agreement and any documents or certificates executed by Company in favor of Issuing Bank relating to Letters of Credit, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent, Issuing Bank or any Lender in connection herewith.

“Excluded Equity Issuance” means (a) Cash proceeds resulting from the issuance of Capital Stock by the Company to management or employees of the Company or any of its Subsidiaries under any employee stock option or stock purchase plan or other employee benefits plan in existence from time to time, (b) Cash proceeds resulting from the issuance of Capital Stock by a wholly-owned Subsidiary of the Company to the Company or another wholly-owned Subsidiary of the Company constituting an Investment permitted under Section 6.7, (c) Cash proceeds resulting from the issuance of Capital Stock by the Company to the

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extent used within one hundred eighty (180) days of receipt thereof by or for the account of the Company to finance the consummation of a Permitted Acquisition, (d) up to $50,000,000 of Cash proceeds resulting from the issuance of Capital Stock (other than proceeds of the Equity Issuance) by the Company to the extent used within sixty (60) days of receipt thereof by or for the account of the Company to finance Capital Expenditures of the Company and its Subsidiaries and/or any Investment otherwise permitted pursuant to Section 6.7 and (e) Cash proceeds resulting from the issuance of Capital Stock by a Foreign Subsidiary to qualify directors where required to satisfy requirements of applicable law, in each instance, with respect to the ownership of Capital Stock of such Foreign Subsidiary.

“Existing Headquarters Asset” means the property commonly known as 3100 44th Street Southwest, Grandville, Michigan.

“Existing Headquarters Asset Sale” means the sale by the Company of the Existing Headquarters Asset pursuant to an Asset Sale.

“Existing Headquarters Reserve” means, (a) at any time prior to the payment in full of the obligations under the Existing Headquarters Loan, an amount equal to the then outstanding principal balance of the Existing Headquarters Loan, and (b) at all times thereafter, an amount equal to zero Dollars ($-0-). For the avoidance of doubt the Existing Headquarters Reserve shall be zero Dollars ($-0-) in the event that any Revolving Loan is concurrently used when made to repay in full the obligations under the Existing Headquarters Loan.

“Interest Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (a) Consolidated Adjusted EBITDA for the four Fiscal Quarter period then ended to (b) Consolidated Cash Interest Expense for such four Fiscal Quarter period. Notwithstanding the foregoing, for purposes of determining the Interest Coverage Ratio for the Fiscal Quarter (i) ending closest to December 31, 2008, the Consolidated Cash Interest Expense for such Fiscal Quarter (after giving pro forma effect to the Company’s recapitalization plan and assuming such recapitalization plan was consummated as of the first day of such Fiscal Quarter) shall be multiplied by four, (ii) ending closest to March 31, 2009, the Consolidated Cash Interest Expense for such Fiscal Quarter shall be multiplied by four, (iii) ending closest to June 30, 2009, the Consolidated Cash Interest Expense for the two most recently ended Fiscal Quarters shall be multiplied by two, and (iv) ending closest to September 30, 2009, the Consolidated Cash Interest Expense for the three most recently ended Fiscal Quarters multiplied by  4/3.

“Lender Counterparty” means each Lender or any Affiliate of a Lender counterparty to a Hedge Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the First Amendment Effective Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a Lender) including, without limitation, each such Affiliate that enters into a joinder agreement acceptable to the Collateral Agent.

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(c) The definition of the term “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) substituting the provisions set forth below in lieu of clause (f) thereof, and (ii) re-designating current clause (g) thereof as clause “(h)”

(f) after giving effect to such acquisition (and the borrowing of any Loans in connection therewith), the Revolving Commitments and Cash of the Company and its Subsidiaries shall exceed the Total Utilization of Revolving Commitments plus the Existing Headquarters Reserve by at least $20,000,000;

(g) after giving effect to such acquisition, Consolidated Adjusted EBITDA for the most recent twelve month period prior to the acquisition date for which financial statements are available shall not be reduced by more than $2,000,000, subject to pro forma adjustments reasonably acceptable to the Administrative Agent; and

(d) Section 2.14(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(a) Asset Sales. No later than the third (3rd) Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds, Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided, that (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date through the applicable date of determination do not exceed $5,000,000, Company shall have the option, directly or through one or more of its Subsidiaries, to invest such Net Asset Sale Proceeds (other than Net Asset Sale Proceeds from any Existing Headquarters Asset Sale) within one hundred eighty days of receipt thereof in long term productive assets of the general type used in the business of Company and its Subsidiaries; provided, further, that, pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments); provided still further, the Net Asset Sale Proceeds from the Existing Headquarters Asset Sale may be applied first against the Existing Headquarters Loan, with any such Net Asset Sale Proceeds remaining after payment in full in Cash of the Existing Headquarters Loan being applied as otherwise required by this Section 2.14(a) (without being reinvested as otherwise permitted by Section 2.14(a)).

(e) Section 2.14(e) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(e) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year ending closest to December 31, 2009), Company shall, no later than ninety days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to (i) 75% of such Consolidated Excess Cash Flow minus (ii) voluntary repayments of the Term Loans and Revolving Loans to the extent

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the Revolving Commitments are permanently reduced in connection with such repayments of Revolving Loans; provided, for any Fiscal Year in which the Leverage Ratio (determined by reference to the Compliance Certificate delivered pursuant to Section 5.1(d) calculating the Leverage Ratio as of the last day of such Fiscal Year) shall be 3.00 to 1.00 or less, Company shall only be required to make the prepayments and/or reductions otherwise required hereby in an amount equal to 50% of such Consolidated Excess Cash Flow.

(f) Section 4.9 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

4.9. No Material Adverse Change. Since December 30, 2007, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect; provided, that the Lenders acknowledge that, in and of themselves, (i) the Designated Defaults, (ii) the events that have been Previously Disclosed (as such term is defined in the Investment Agreements), and (iii) the execution and delivery of the First Amendment Agreement, the Corresponding Second Lien Agreement and the Investment Agreements, in and of themselves, and the consummation of the respective transactions contemplated hereby and thereby, do not constitute a Material Adverse Effect for purposes of this Agreement.

(g) Schedule 4.21 to the Credit Agreement is hereby deleted in its entirety and a revised Schedule 4.21 attached hereto as Exhibit C is substituted in lieu thereof.

(h) Section 5.1(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(b) Monthly and Quarterly Financial Statements.

(i) As soon as available, and in any event within 30 days after the end of each monthly fiscal period, the consolidated balance sheet of Company and its Subsidiaries as at the end of such monthly fiscal period and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such monthly fiscal period, in each case in the form customarily prepared by the Company; and

(ii) As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto,

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provided, that, the Company acknowledges and agrees that the Company shall in any event deliver financial statements under this clause (b)(ii) with no less information set forth therein than the financial disclosures required to be provided by the Company in respect thereof in form 10-Q;

(i) Section 5.1(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(c) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Company, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents and (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof;

(j) Section 5.1(i) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(i) Financial Plan. As soon as practicable and in any event no later than March 7th of each Fiscal Year, a consolidated plan and financial forecast for the then current Fiscal Year and the forthcoming Fiscal Year (or portions thereof) on a year by year basis, and for the then current Fiscal Year on a quarter by quarter basis (a “Financial Plan”), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, and (ii) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each quarter of each such Fiscal Year;

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(k) Section 5.1(p) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(p) Other Information. (A) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders acting in such capacity or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries of a kind generally required to be filed by the Company and its Subsidiaries on Form 8 K, provided, that any information in this clause (A) that is filed with the Securities and Exchange Commission by the Company shall be deemed delivered for purposes of this Section 5.1(p) and (B) such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent; and.

(l) Section 5.10 of the Credit Agreement is hereby amended by adding new clause (c) immediately following clause (b) thereof as follows:

(c) The foregoing provisions of this Section 5.10 notwithstanding, in the event the Collateral Agent or Administrative Agent shall determine in its reasonable discretion, that the costs of obtaining Liens and security interest required by this Section 5.10 are excessive in relation to the value of the security to be afforded thereby or obtaining such interest is not commercially practicable, then the Company or the applicable Subsidiary shall not be required to comply with the provisions of clauses (a) and/or (b) of this Section 5.10; provided, that the Second Lien Lenders have made a similar determination and the Second Lien Collateral Agent shall not have been granted Liens on or security interests in such assets.

(m) Section 5.11 of the Credit Agreement is hereby amended by adding the following language immediately following the last sentence of such Section 5.11:

The foregoing provisions of this Section 5.11 notwithstanding, in the event the Collateral Agent or Administrative Agent shall determine in its reasonable discretion, that the costs of obtaining liens and security interest required by this Section 5.11 are excessive in relation to the value of the security to be afforded thereby or obtaining such interest is not commercially practicable, then the Company or the applicable Subsidiary shall not be required to comply with the provisions of this Section 5.11; provided, that the Second Lien Lenders have made a similar determination and the Second Lien Collateral Agent shall not have been granted liens on or security interests in such assets.

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(n) Section 5.12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

5.12. Interest Rate Protection. No later than one hundred twenty (120) days following the First Amendment Effective Date and at all times thereafter until the third anniversary of the Closing Date, Company shall obtain and cause to be maintained protection against fluctuations in interest rates pursuant to one or more Interest Rate Agreements in form and substance reasonably satisfactory to Administrative Agent, in order to ensure that no less than 50% of the aggregate principal amount of the total Indebtedness of Company and its Subsidiaries then outstanding from time to time is either (i) subject to such Interest Rate Agreements or (ii) Indebtedness that bears interest at a fixed rate.”

(o) Section 5.13 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

5.13. Further Assurances.

(a) At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guarantied by Guarantors and are secured by substantially all of the assets of Company, and its Subsidiaries and all of the outstanding Capital Stock of Company and its Subsidiaries (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries). If at any time after the last day of the Fiscal Year ending closest to December 31, 2008 the gross revenues of X-Rite GmbH exceed the foreign currency equivalent of $5,000,000 for any trailing twelve month period (the “Pledge Threshold”) the Company shall (a) provide prompt written notice thereof to the Administrative Agent and (b) cause each of X-Rite Global, Incorporated and X-Rite Holdings, Inc. to deliver, as soon as practicable and in any event within sixty (60) days following the date on which the Pledge Threshold has been reached, (i) a share pledge agreement entered into among X-Rite Global, Incorporated, X-Rite Holdings, Inc. and the Collateral Agent, and acknowledged by X-Rite GmbH, fully effective and valid under German law, (ii) an opinion of German counsel issued to the Collateral Agent in respect of the foregoing share pledge agreement and (iii) all other documents reasonably necessary to perfect the Collateral Agent’s security interest in 65% of the voting Capital Stock of X-Rite GmbH (including stock certificates representing 65% of such voting Capital Stock of X-Rite GmbH) and 100% of the non-voting Capital Stock of X-Rite GmbH (including stock certificates representing 100% of such non-voting Capital Stock of X-Rite GmbH, if any).

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(b) In the event X-Rite International, Inc., a corporation formed under the laws of Barbados, is not dissolved on or prior to December 31, 2008 (or such later date as agreed by the Collateral Agent or the Administrative Agent in its reasonable discretion), the Company shall deliver to Administrative Agent and to Collateral Agent all such documents, agreements, instruments and certificates as are similar to those described in Section 5.10(a)(iii) above, and Company shall take all of the actions necessary to grant and to perfect a First Priority Lien in favor of Collateral Agent, for the benefit of the Secured Parties, under the Pledge and Security Agreement in 65% of the voting Capital Stock of X-Rite International, Inc. and 100% of the non-voting Capital Stock of X-Rite International, Inc.”

(p) Section 5.21(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(b) Simultaneously with the Existing Headquarters Asset Sale, Company and its Subsidiaries shall (i) repay in full all Indebtedness outstanding under the Existing Headquarters Loan with the proceeds of the Existing Headquarters Asset Sale, (ii) terminate any commitments to lend or make other extensions of credit thereunder and (iii) deliver to Administrative Agent copies of all documents or instruments necessary to release all Liens (including, without limitation, the Existing Headquarters Mortgage) securing Indebtedness outstanding under the Existing Headquarters Loan or other obligations of Company and its Subsidiaries thereunder being repaid in connection with the closing of the Existing Headquarters Asset Sale.

(q) Section 5.23 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

5.23. Intentionally Omitted.

(r) Section 5 of the Credit Agreement is hereby further amended by adding the following new Section 5.24 immediately following Section 5.23 thereof as follows:

5.24. Lender Meetings. In the event that, at any time after the First Amendment Effective Date, the Company delivers to Administrative Agent or any Lender financial statements pursuant to Section 5.1(b)(ii) demonstrating that the Leverage Ratio for the twelve (12) month period ending on the last day of the applicable Fiscal Quarter is greater than 4.00 to 1.00, upon the request of the Administrative Agent or Requisite Lenders, within five (5) days after receipt by the Administrative Agent or such Lender, as the case may be, of such financial statements, the Administrative Agent or Requisite Lenders may request the Company to conduct a conference call with Administrative Agent and any Lenders who desire to participate therein to discuss the most recently reported financial results and the financial condition of the Company and its Subsidiaries,

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on which call shall be present the chief financial officer and such other officers of the Credit Parties as may be reasonably requested to attend by Administrative Agent or Requisite Lenders. Such conference calls shall be held at a time convenient to the Administrative Agent, such Requisite Lenders and the Company.

(s) Section 6.1(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(b) Investments permitted pursuant to Section 6.7(d);

(t) Section 6.1(n) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(n) from the Closing Date, through and including the date that is the earlier of (i) the date of the Existing Headquarters Asset Sale and (ii) October 24, 2012, the Existing Headquarters Loan and the Existing Headquarters Guaranty; provided, that such Existing Headquarters Loan shall be repaid in Cash in full on the earlier of (x) the date of the Existing Headquarters Asset Sale and (y) October 24, 2012; provided, further, that the Existing Headquarters Guaranty shall be cancelled and released upon the repayment in full of the Existing Headquarters Loan; and

(u) Section 6.1 of the Credit Agreement is hereby further amended by (i) deleting the “and” at the end of clause (m) thereof, and (ii) adding a new clause (o) thereto immediately following clause (n) thereof as follows:

(o) unsecured Indebtedness of the Company and its Subsidiaries not to exceed $30,000,000 in aggregate principal amount at any time outstanding which is subordinated to the Obligations in a manner reasonably satisfactory to Administrative Agent; provided, that, immediately prior to the incurrence of any such Indebtedness, the Leverage Ratio, as determined of the last day of the immediately preceding Fiscal Quarter with respect to which the Company has delivered to Administrative Agent and Lenders the financial statements required pursuant to Section 5.1(b)(ii), for the twelve (12) month period ending on such date, is less than 4.00 to 1.00.

(v) Section 6.2(p) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(p) from the Closing Date, through and including the date that is the earlier of (i) the date of the Existing Headquarters Asset Sale and (ii) October 24, 2012, the Existing Headquarters Mortgage; provided, that such Existing Headquarters Mortgage shall be fully released on the earlier of the date of (x) the Existing Headquarters Asset Sale and (y) October 24, 2012.

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(w) Section 6.5(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(c) from the Closing Date, through and including the date that is the earlier of (x) the Existing Headquarters Asset Sale and (y) October 24, 2012, Company may make (i) payments in respect of the Indebtedness outstanding under the Existing Headquarters Loan (as in effect on Existing Headquarters Mortgage Modification Effective Date, after giving effect to the Existing Headquarters Mortgage Modification) in accordance with the terms thereof and (ii) a single voluntary prepayment of principal (and accrued interest) in respect of the Indebtedness outstanding under the Existing Headquarters Loan (as in effect on the Existing Headquarters Mortgage Modification Effective Date, after giving effect to the Existing Headquarters Mortgage Modification) (A) with the proceeds of the Existing Headquarters Asset Sale and/or (B) with Cash on hand or with the proceeds of a Revolving Loan; provided, in each case, that the Company shall promptly comply with its obligations under Section 5.11.

(x) Section 6.7(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(b)(i) equity Investments owned by the Company and its Subsidiaries as of the First Amendment Effective Date in any Subsidiary, (ii) Investments described in clauses (i) and (ii) of the definition thereof made after the Closing Date in any wholly-owned Guarantor Subsidiary, (iii) Investments described in clauses (i) and (ii) of the definition thereof made after the Closing Date by any Foreign Subsidiary of the Company to another Foreign Subsidiary of the Company, and (iv) Investments described in clauses (i) and (ii) of the definition thereof made by the Company or any Domestic Subsidiary of the Company in Foreign Subsidiaries of the Company, provided, that, before and after giving effect to each such Investment made on or after the First Amendment Effective Date, the aggregate amount of all Investments, determined on a net basis, made pursuant to this clause (iv) on or after the First Amendment Effective Date plus the outstanding principal balance of all Investments made pursuant to Section 6.7(d)(iii) on or after the First Amendment Effective Date shall not exceed $10,000,000;

(y) Section 6.7(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(d) Investments described in clause (iii) of the definition thereof made by (i) any Domestic Subsidiary of the Company or the Company to any other Domestic Subsidiary of the Company (other than GretagMacbeth, LLC) or the Company; (ii) any Foreign Subsidiary to the Company or any Subsidiary of the Company; (iii) (x) the Company or any Domestic Subsidiary of the Company to Foreign Subsidiaries of the Company outstanding on the First Amendment Effective Date, and (y) the Company or any Domestic Subsidiary of the Company to Foreign Subsidiaries of the Company on or after the First Amendment Effective Date, provided, that, before and after giving effect to each such

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Investment made on or after the First Amendment Effective Date, the aggregate outstanding principal balance of all Investments made pursuant to this clause (iii)(y) on or after the First Amendment Effective Date plus the aggregate amount of all Investments, determined on a net basis, made pursuant to Section 6.7(b)(iv) on or after the First Amendment Effective Date shall not exceed $10,000,000; or (iv) a Foreign Subsidiary of the Company to another Foreign Subsidiary of the Company; provided, that (A) all Investments permitted pursuant to clauses (i), (ii) and (iii) of this Section 6.7(d), if constituting Indebtedness, shall be evidenced by promissory notes, (B) all such notes evidencing such Investments shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement, and (C) all such Investments if constituting Indebtedness shall be unsecured and, if owed by a Credit Party, subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of any applicable promissory notes or an intercompany subordination agreement that, in any such case, is reasonably satisfactory to Administrative Agent;

(z) Section 6.8(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(a) Interest Coverage Ratio. Company shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter ending closest to the dates set forth below, beginning with the Fiscal Quarter ending closest to December 31, 2008, to be less than the correlative ratio indicated in the following table:

Fiscal Quarter Ended	Interest Coverage Ratio
December 31, 2008	1.50 to 1.00
March 31, 2009	1.60 to 1.00
June 30, 2009	1.70 to 1.00
September 30, 2009	1.80 to 1.00
December 31, 2009	1.90 to 1.00
March 31, 2010 and the last day of each Fiscal Quarter ending thereafter	2.00 to 1.00

(aa) Section 6.8(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(b) Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter ending closest to the dates set forth below, beginning with the Fiscal Quarter ending closest to December 31, 2008, to exceed the correlative ratio indicated in the following table:

Fiscal Quarter Ended	Leverage Ratio
December 31, 2008	5.75 to 1.00

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Fiscal Quarter Ended	Leverage Ratio
March 31, 2009	5.75 to 1.00
June 30, 2009	5.50 to 1.00
September 30, 2009	5.25 to 1.00
December 31, 2009	5.00 to 1.00
March 31, 2010	4.88 to 1.00
June 30, 2010	4.75 to 1.00
September 30, 2010	4.63 to 1.00
December 31, 2010	4.50 to 1.00
March 31, 2011	4.38 to 1.00
June 30, 2011	4.25 to 1.00
September 30, 2011	4.13 to 1.00
December 31, 2011	4.00 to 1.00
March 31, 2012	3.88 to 1.00
June 30, 2012	3.75 to 1.00
September 30, 2012	3.63 to 1.00
December 31, 2012 and the last day of each Fiscal Quarter ending thereafter	3.50 to 1.00

(bb) Section 6.8(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(c) Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Company and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year (such amount the “Consolidated Capital Expenditure Limitation”):

Fiscal Year	Consolidated Capital Expenditures Limitation
Fiscal Year 2008	$12,500,000
Fiscal Year 2009	$13,500,000
Fiscal Year 2010 and each Fiscal Year ending thereafter	$14,500,000

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; provided, however, in the event the Company and its Subsidiaries do not expend the entire Consolidated Capital Expenditure Limitation in any Fiscal Year, the Company may carry forward to the immediately succeeding Fiscal Year one hundred percent (100%) of the unutilized portion (but in no event more than $3,500,000). All Consolidated Capital Expenditures shall first be applied to reduce the applicable Consolidated Capital Expenditure Limitation and then to reduce the carry-forward from the previous Fiscal Year, if any.

(cc) Section 6.8(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(d) Intentionally Omitted.

(dd) Section 6.9(f) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(f) Permitted Acquisitions; provided, that (i) the total consideration paid or payable (including without limitation, any deferred payment) for all Permitted Acquisitions consummated after the First Amendment Effective Date shall not exceed $50,000,000 in the aggregate plus amounts paid with equity the issuance of which is permitted hereunder or Cash equity proceeds not required to be used to prepay Loans pursuant to the terms hereof, and (ii) subject to the other terms and provisions hereof, Company may make such Permitted Acquisitions with Cash of the Company and its Subsidiaries, proceeds of Revolving Loans and Indebtedness permitted hereunder, so long as the aggregate amount of all such Cash of the Company and its Subsidiaries, proceeds of Revolving Loans and Indebtedness does not exceed $15,000,000 for all such Permitted Acquisitions during the term of this Agreement (or, to the extent that the aggregate amount of all such Cash, proceeds of Revolving Loans and Indebtedness permitted hereunder exceeds $15,000,000, so long as after giving pro forma effect to the incurrence of such Indebtedness and the consummation of the applicable Permitted Acquisition, the Leverage Ratio, as determined of the last day of the immediately preceding Fiscal Quarter with respect to which the Company has delivered to Administrative Agent and Lenders the financial statements required pursuant to Section 5.1(b)(ii), for the twelve (12) month period ending on such date, is less than 4.50 to 1.00;

(ee) Section 6.9(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

(j) the Existing Headquarters Asset Sale; provided, that (1) consideration received for such Asset Sale shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company (or similar governing body)), (2) no less than 100% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a); provided that such Net Asset Sale Proceeds shall be payable against the Existing Headquarters Loan (and thereafter the Loans) no later than the third (3rd) Business Day following the date of receipt by Company or any of its Subsidiaries of such Net Asset Sale Proceeds, and such Net Asset Sale Proceeds may not be reinvested as otherwise permitted by Section 2.14(a); and

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(ff) Section 6.12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

6.12. Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Company on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not an Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction between Company and any Guarantor Subsidiary; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) or board observers of Company and its Subsidiaries; (c) compensation arrangements for officers and other employees of Company and its Subsidiaries entered into in the ordinary course of business; (d) transactions described in Schedule 6.12; and (e) any transaction between Company and any of its Subsidiaries and any Subsidiary of Company that is expressly permitted hereunder.

(gg) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

6.15. Amendments or Waivers of Certain Related Agreements. No Credit Party shall nor shall it permit any of its Subsidiaries to, agree to any material amendment, restatement, supplement or other modification to, or waiver of, any of its material rights under any Related Agreement (other than the Second Lien Indebtedness Documents) after the date hereof without in each case obtaining the prior written consent of Requisite Lenders to such amendment, restatement, supplement or other modification or waiver. Except pursuant to the terms and provisions of the Second Lien Amendment Agreement and the Intercreditor Reaffirmation, no Credit Party shall agree to any material amendment to any Second Lien Indebtedness Document in contravention of the Intercreditor Agreement.

(hh) Section 6.16 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

6.16. Amendments or Waivers with respect to Certain Indebtedness. Except pursuant to the terms and provisions of the Existing Headquarters Mortgage Modification, no Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of the Existing Headquarters Loan or the Existing Headquarters Guaranty, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Existing Headquarters Loan, change (to earlier dates) any dates upon which payments of principal or

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interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of the Existing Headquarters Loan (or of any guaranty thereof), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of the Existing Headquarters Loan (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders.

Section 5. Conditions to Effectiveness of this Agreement.

This Agreement shall become effective (the date of such effectiveness being referred to herein as the “Forbearance Effective Date”) upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the Administrative Agent shall have (i) signed this Agreement, (ii) received counterparts of this Agreement executed by the Credit Parties and (iii) notified the parties hereto that it has received counterparts of this Agreement executed by the Requisite Lenders;

(b) the Administrative Agent shall have received (i) a copy of a fully executed agreement effecting, with necessary conforming changes, the terms and provisions of this Agreement with respect to the Second Lien Indebtedness Documents (the “Corresponding Second Lien Agreement”) in the form attached hereto as Exhibit D, (ii) a fully executed copy of each of the Investment Agreements (and each of such Investment Agreements shall have been executed and delivered by each of the respective parties thereto and shall have become effective in accordance with its terms), and (iii) a certificate of an Authorized Officer of the Company substantially in the form attached hereto as Exhibit E-1, dated as of the Forbearance Effective Date, confirming satisfaction of the conditions precedent set forth in Sections 5(d), 5(e), 5(f) and 5(g) and in Sections 5(d), 5(e) and 5(f) of the Corresponding Second Lien Agreement;

(c) the Administrative Agent shall have received a fully executed original of the Consent and Reaffirmation to Intercreditor Agreement executed by the Second Lien Collateral Agent, the Collateral Agent, the Company and the other Credit Parties (the “Intercreditor Reaffirmation”) in the form attached hereto as Exhibit F;

(d) the Company shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the Forbearance Effective Date, shall have reimbursed the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent) and all actual costs and expenses of the consultants or financial advisors employed or retained by the Administrative Agent, on behalf of the Lenders, in connection with the restructuring of the Loans and the negotiation of this Agreement;

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(e) the Company shall have paid (and the Company hereby covenants and agrees to pay) to the Administrative Agent in immediately available Dollars, for the benefit of each Term Lender that has delivered an executed signature page to this Agreement on or prior to the date hereof (each a “Signing Term Lender”), a fee in an amount equal to one-half of one percent (0.50%) of the outstanding principal balance of the Term Loans held by such Signing Term Lender as of the Forbearance Effective Date, which fee shall be non-refundable for any reason and fully earned and payable as of the date hereof;

(f) the Company shall have paid (and the Company hereby covenants and agrees to pay) to the Administrative Agent in immediately available Dollars, for the benefit of each Revolving Lender that has delivered an executed signature page to this Agreement on or prior to the date hereof (each a “Signing Revolving Lender”), a fee in an amount equal to one-half of one percent (0.50%) of such Lender’s Revolving Commitment as in effect as of the Forbearance Effective Date, which fee shall be non-refundable for any reason and fully earned and payable as of the date hereof; and

(g) the accuracy of the representations and warranties contained in Section 7 hereof.

Section 6. Conditions to Effectiveness of Waiver of Designated Defaults and Amendments to the Credit Agreement. Notwithstanding anything to the contrary set forth herein, the waiver of each of the Designated Defaults set forth in Section 3, and the respective amendments to the Credit Agreement set forth in Section 4, in each case shall become effective (the date of such effectiveness being referred to herein as the “First Amendment Effective Date”) upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the Forbearance Termination Date shall not have occurred;

(b) the Administrative Agent shall have received a certificate of an Authorized Officer of Company substantially in the form attached hereto as Exhibit E-2, dated as of the First Amendment Effective Date, confirming satisfaction of the conditions precedent set forth in Sections 6(a), 6(d) (to the extent applicable), 6(e), 6(f), 6(g), 6(h), 6(i), 6(j), 6(k) and 6(l) and in Sections 6(a), 6(d) (to the extent applicable), 6(e), 6(f), 6(g), 6(h), 6(i), 6(j) and 6(k) of the Corresponding Second Lien Agreement;

(c) the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that (i) the Required Equity Issuance has been consummated in accordance with the terms and provisions of the respective Investment Agreements, this Agreement and applicable law, (ii) the Required Gross Proceeds are not less than $125,000,000, (iii) Required Gross Proceeds in an amount necessary to pay and satisfy in full all Restructuring Transaction Costs shall be applied substantially contemporaneously with receipt thereof by or for the account of the Company in payment of the Initial Equity Issuance Payment, the Goldman Hedge Payoff Amount, the Existing Headquarters Loan Repayment Amount, the First Lien Lender Fees and the Second Lien Lender Fees, in each case to the extent and in the manner contemplated by this Agreement, (iv) the Net Cash Proceeds from Required Equity Issuance have been applied on account of the Required Equity Issuance Mandatory Prepayment and the Initial Second Lien Prepayment, in each case to the extent and in the manner contemplated by this Agreement, and (v) all conditions set forth in Section 5 of this Agreement have been satisfied;

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(d) if the Life Insurance Policy Sale was consummated after the Forbearance Effective Date, the Company shall have made a mandatory prepayment of the Term Loans with the Net Asset Sale Proceeds of such sale (other than the Retained Insurance Proceed) pursuant to Section 2.14 of the Credit Agreement to the extent and in the manner contemplated by this Agreement;

(e) the Company shall have delivered to the Administrative Agent (i) a certificate of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (A) the names and true signatures of the officers of each of the Credit Parties authorized to sign this Agreement and the other documents to be delivered hereunder and (B) the resolutions of the board of directors (or other governing authority) of the Credit Parties evidencing approval for this Agreement, and the Credit Agreement, as amended hereby, and (ii) originally executed copies of the favorable opinions of counsel to the Credit Parties (which counsel shall be reasonably satisfactory to the Administrative Agent) with respect to such matters as Administrative Agent may reasonably request, dated as of the First Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders);

(f) the Company shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of Company in form and substance reasonably satisfactory to the Administrative Agent certifying that the Consolidated Adjusted EBITDA for the Fiscal Quarter ended June 30, 2008 is not less than $15,000,000;

(g) the Company shall have paid (and the Company hereby covenants and agrees to pay) to the Administrative Agent in immediately available Dollars, for the benefit of each Signing Term Lender, a fee in an amount equal to one-quarter of one percent (0.25%) of the outstanding principal balance of the Term Loans held by such Signing Term Lender as of the First Amendment Effective Date (determined after giving effect to the repayment of such outstanding principal balance on or prior to the First Amendment Effective Date), which fee shall be non-refundable for any reason and fully earned and payable as of the First Amendment Effective Date (such fee, the “Term Lender Fees”);

(h) the Company shall have paid (and the Company hereby covenants and agrees to pay) to the Administrative Agent in immediately available Dollars, for the benefit of each Signing Revolving Lender, a fee in an amount equal to one-half of one percent (0.50%) of such Lenders Revolving Commitment as in effect as of the First Amendment Effective Date, which fee shall be non-refundable for any reason and fully earned and payable as of the First Amendment Effective Date (such fees, together with the fees referred to in Section 6(g) herein collectively, the “First Lien Lender Fees”);

(i) the Company shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the First Amendment Effective Date, shall have reimbursed the Administrative Agent for all costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent) and all actual reasonable costs and expenses of the consultants or financial advisors employed or retained by the Administrative Agent, on behalf of the Lenders, in connection with the restructuring of the Loans and the negotiation of this Agreement;

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(j) the accuracy of the representations and warranties contained in Section 7 hereof;

(k) the Company shall have delivered to the Administrative Agent and the Collateral Agent (i) an updated Collateral Questionnaire, dated as of the First Amendment Effective Date and executed by each Credit Party, and (ii) a certificate of an Authorized Officer of the Company certifying that all Uniform Commercial Code financing statements (including fixtures filings, as applicable) and all supplemental intellectual property security agreements or other appropriate filings, recordings or registrations, have been filed (or will be filed on the First Amendment Effective Date) of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent reasonably necessary to effect, protect and perfect the security interests under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period) or as reasonably required by the Collateral Agent;

(l) after giving effect to Section 3 of this Agreement, no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing; and

(m) the Existing Headquarters Mortgage Modification shall have become effective.

The Administrative Agent agrees that, upon receipt by the Administrative Agent of: (a) a certificate of an Authorized Officer of the Company certifying that, subject to (i) the application of the Net Cash Proceeds from Required Equity Issuance in payment of the Required Equity Issuance Mandatory Prepayment and the Initial Second Lien Prepayment, in each case to the extent and in the manner contemplated by this Agreement, and (ii) the funding by the Equity Investors of the Required Gross Proceeds and the application thereof to the payment and satisfaction in full of the Initial Equity Issuance Payment, the Goldman Hedge Payoff Amount, the Existing Headquarters Loan Repayment Amount, the First Lien Lender Fees and the Second Lien Lender Fees, in each case to the extent and in the manner contemplated by this Agreement, the Company has satisfied the conditions set forth in this Section 6 required to be satisfied by the Company; (b) all documents required to be delivered by the Company to the Administrative Agent pursuant to this Section 6, in each case in form and substance conforming to the requirements with respect thereto set forth in this Section 6, as reasonably determined by the Administrative Agent; and (c) a funds flow describing the sources and uses of the Required Gross Proceeds and the Net Cash Proceeds from Required Equity Issuance, respectively, that are consistent with the sources and uses of the Required Gross Proceeds and the Net Cash Proceeds from Required Equity Issuance consented to and otherwise contemplated by the terms and provisions of this Agreement, the Administrative Agent shall deliver written notice to the Company and OEP confirming that (x) the documents delivered pursuant to clause (b) of this paragraph above, are in form and substance satisfactory to the Administrative Agent (so long as such documents are in fact, in form and substance reasonably satisfactory to the Administrative Agent) and (y) upon satisfaction of the requirements set forth in clauses (a)(i) and (ii) in this paragraph, and in reliance on the certificate of the Authorized Officer described in clause (a) above, the First Amendment Effective Date will occur.

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Section 7. Representations and Warranties.

To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that (i) as of the date hereof (in the case of each of such representations and warranties, other than those set forth in clause (a) below) and (ii) as of the First Amendment Effective Date (in the case of all such representations and warranties):

(a) After giving effect to Sections 2, 3 and 4 of this Agreement, each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement, and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, any of the Organizational Documents of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, except to the extent that any such violations could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

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(e) this Agreement constitutes, and the Credit Agreement, as amended hereby, on the First Amendment Effective Date shall constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) no Default or Event of Default presently exists, other than the Designated Defaults.

Section 8. Reference and Effect on the Credit Documents.

(a) On and after the Amendment Closing Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended or otherwise modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(e) This Agreement is a Credit Document.

Section 9. Amendments; Successors and Assigns.

No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent, the Collateral Agent and the Requisite Lenders and, in the case of any such amendment or modification, each of the Credit Parties. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated to any other Person by any Credit Party without the prior written consent of the Administrative Agent, the Collateral Agent and the Requisite Lenders.

Section 10. Tolling of Statute of Limitations.

Each and every statute of limitations or other applicable law, rule or regulation governing the time by which any Agent or any Lender must commence legal proceedings or

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otherwise take any action with respect to exercising any of its respective rights, powers or remedies directly or indirectly against the Credit Parties with respect to any breach or default existing on or prior to the Forbearance Termination Date, including, without limitation, actions under or in respect of the Credit Agreement or any of the other Credit Documents, shall be tolled while this Agreement is effective. Each Credit Party agrees, to the fullest extent permitted by law, not to include such period of time in any assertion by it at any time that a statute of limitations or other applicable law, rule or regulation bars or otherwise acts as a defense (whether equitable or legal) to any legal proceeding or other action by any Agent or any Lender in exercise of its respective rights, powers or remedies, directly or indirectly, with respect to any or all of the breaches or defaults referred to in the immediately preceding sentence.

Section 11. Agreement Not a Defense.

Each Credit Party agrees that, subject to the Forbearance, the waiver of the Designated Defaults set forth in Section 3 hereof and the other terms and provisions of this Agreement, the agreements of the Agents and Lenders under this Agreement shall not constitute a defense by the Credit Parties to the exercise by any Agent or any Lender of any right, power or remedy which such Person may have under or in respect of the Credit Agreement or any of the other Credit Documents and any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

Section 12. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

35

SECTION 13. Miscellaneous.

(a) Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement.

(b) Consent of Guarantors. Each of the Guarantors of the Obligations of the Company under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(c) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Company’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(d) Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge each of the Agents, Lenders, and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, which such Credit Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document on or prior to the date hereof and actually known to such Credit Party as of the date hereof (it being understood and agreed that nothing herein shall affect the continued effectiveness of the indemnity provisions set forth in Section 10.3 of the Credit Agreement).

(e) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or

36

employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(f) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(g) Acknowledgment of Legal Counsel; Drafting of Agreement. Each Credit Party represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind whatsoever, entered into this Agreement and the agreements, documents and instruments, if any, executed in connection with this Agreement. Each Credit Party further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

(h) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(j) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

37

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

X-RITE, INCORPORATED, a Michigan corporation, as the Company

By:	/s/ Thomas J. Vacchiano
Name:	Thomas J. Vacchiano Jr
Its:	CEO

OTHER CREDIT PARTIES:

OTP, INCORPORATED, a Michigan corporation
MONACO ACQUISITION COMPANY, a Michigan corporation
X-RITE GLOBAL, INCORPORATED, a Michigan corporation
X-RITE HOLDINGS, INC., a Michigan corporation
X-RITE MA, INCORPORATED, a Michigan corporation
HOLOVISION ACQUISITION COMPANY, a Michigan corporation
XR VENTURES, LLC, a Michigan limited liability company
GRETAGMACBETH LLC, a Delaware limited liability company
PANTONE, INC., a Delaware corporation
PANTONE ASIA, INC., a Delaware corporation
PANTONE GERMANY, INC., a Delaware corporation
PANTONE INDIA, INC., a Delaware corporation
PANTONE JAPAN, INC., a Delaware corporation
PANTONE U.K., INC., a Delaware corporation

By:	/s/ Thomas J. Vacchiano
Name:	Thomas J. Vacchiano Jr.
Title:	President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, a Michigan banking corporation, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Scott R. DeMeester
Name:	Scott R. DeMeester
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

NATIONAL CITY BANK, as a Lender

By:	/s/ Arthur F. Gray
Name:	Arthur F. Gray
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

/s/ Kelly Werbecki
as a Lender

By:	LASALLE BANK MIDWEST N.A
Name:	Kelly Werbecki
Title:	Assc. Portfolio Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
Its Collateral Manager,
as a Lender

By:	/s/ Kristopher Weeger
Name:	Kristopher Weeger
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager,
as a Lender

By:	/s/ Kristopher Weeger
Name:	Kristopher Weeger
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager,
as a Lender

By:	/s/ Kristopher Weeger
Name:	Kristopher Weeger
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy VI CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager,
as a Lender

By:	/s/ Kristopher Weeger
Name:	Kristopher Weeger
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Galaxy VII CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager,
as a Lender

By:	/s/ Kristopher Weeger
Name:	Kristopher Weeger
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.,
Investment Sub-Adviser,
as a Lender

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

American International Group, Inc.
By: AIG Global Investment Corp.,
Its Investment Adviser,
as a Lender

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AIB Debt Management LTD:

Investment Adviser to AIB Debt Management, Limited, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO V, Limited
By: American Money Management Corp., as Collateral Manager,
as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO VI, LIMITED
By: American Money Management Corp., as Collateral Manager,
as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC VIII, LIMITED
By: American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Bank of the West, as a Lender

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ALLIED CAPITAL SENIOR DEBT FUNDING 2007-1,
By: It’s Collateral Manager A.C. Corporation as a Lender

By:	/s/ Robert J. Hicks
Name:	Robert J. Hicks
Title:	Managing Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

CIT CLO I Ltd.

/s/ David M. Harnisch,
as a Lender

By:	CIT Asset Management
Name:	David M. Harnisch
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

The CIT Group, as a Lender

By:	/s/ Vincent Devito
Name:	Vincent Devito
Title:	Managing Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd., as a Lender

By:	/s/ Stephen J. Viaccard
Name:	Stephen J. Viaccard
Title:	Chief Risk Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as
its Portfolio Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BURR RIDGE CLO Plus LTD.
By: Deerfield Capital Management LLC as
its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as
its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC as
its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MARQUETTE PARK CLO, LTD.
By: Deerfield Capital Management LLC as
its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MUIRFIELD TRADING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

LONG GROVE CLO, LIMITED.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BRIDGEPORT II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

BRYN MAWR II CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KNIGHTSBRIDGE CLO 2007-1 LTD,
Lender

By:	/s/ Robert J. Hicks
Name:	Robert J. Hicks
Title:	Portfolio Manager

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Elk Associates Funding Corporation, as a Lender

By:	/s/ Silvia M. Mullens
Name:	Silvia M. Mullens
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Garrison Credit Investments I LLC, as a Lender

By:	/s/ Brian S. Chase
Name:	Brian S. Chase
Title:	Chief Financial Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GE Business Financial Services Inc. (f/k/a Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc), as a Lender

By:	/s/ Bond Harberts
Name:	Bond Harberts
Title:	Duly Authorized Signatory

General Electric Capital Corporation, as a Lender

By:	/s/ Bond Harberts
Name:	Bond Harberts
Title:	Duly Authorized Signatory

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD., as a Lender

By: Golub Capital Incorporated, as Collateral Manager

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD., as a Lender

By: Golub Capital Management LLC, as Collateral Manager

By:	/s/ Mike Loehrke
Name:	Mike Loehrke
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GSCP (NJ), L.P., on behalf of each of the following fund, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND V, LIMITED GSC PARTNERS CDO FUND VI, LIMITED GSC PARTNERS CDO FUND VIII, LIMITED GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory GSC Group

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Steam Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Steam Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Steam Asset Management LLC
As Collateral Manager
(Sumitomo Deal)

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Jasper CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Funding IV LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Funding VII LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Loan Star State Trust
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its Investment Advisor, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Red River CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Stralford CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner, as a Lender

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KOHLBERG CAPITAL FUNDING LLC I., as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory
Kohlberg Capital Corporation

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KATONAH 2007-I CLO LTD., as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Officer
Katonah Debt Advisers, L.L.C.
As Manager

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

LIGHTPOINT PAN-EUROPEAN CLO 2008-1 p.l.c., as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Lehman Brothers Asset Management
(LightPoint CLO 2004-1, Ltd), as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ILLINOIS STATE BOARD OF INVESTMENT
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MCDONNELL LOAN OPPORTUNITY II LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Merrill Lynch CLO 2007-1, Ltd., as a Lender
By: 250 Capital, LLC, its Collateral Manager

By:	/s/ Kelli O’Connell
Name:	Kelli O’Connell
Title:	Managing Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ZODIAC FUND – Morgan Stanley US Senior Loan Fund.
By: Morgan Stanley Investment Management Inc., as Investment Adviser as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, Ltd.
By: Morgan Stanley Investment Management II as Collateral Manager as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Genworth Life Insurance Company
By: Morgan Stanley Investment Management Inc. as Investment Manager as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Morgan Stanley Prime Income Trust
By: Morgan Stanley Investment Management Inc. as Investment Advisor as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Atlas – OCI Enhanced Loan Income Fund, LLC, as a Lender

By:	/s/ Heather M. Jousma
Name:	Heather M. Jousma
Title:	Authorized Signatory

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Prudential Retirement Insurance and Annuity Company
By:	Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Principal

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Dryden VII – Leveraged Loan CDO 2004

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Principal

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Dryden XVIII – Leveraged Loan 2007 Ltd.

By:	Prudential Investment Management, as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Principal

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Alaska CBNA Loan Funding LLC, as a Lender

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-in-Fact

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

T2 Income Fund CLO I, Ltd., as a Lender

By: T2 Advisers, LLC, As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Van Kampen Dynamic Credit Opportunities Fund
By: Van Kampen Asset Management

By:	/s/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

WELLS FARGO BANK, as a Lender

By:	/s/ Peta Swidler
Name:	Peta Swidler
Title:	Senior Vice President

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

SCHEDULE 1

TO

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Dated as of August 20, 2008

DESIGNATED DEFAULTS

(a)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver evidence that each of the Key Person Life Insurance Policies has been collaterally assigned to the Collateral Agent for the benefit of the Lenders as required pursuant to Section 5.22 of the Credit Agreement within thirty (30) days after the Closing Date;

(b)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to maintain Interest Rate Agreements required pursuant to Section 5.12 of the Credit Agreement;

(c)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.1(n) of the Credit Agreement;

(d)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.2(p);

(e)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to sell the Existing Headquarters Asset pursuant to an Existing Headquarters Asset Sale as required under Section 5.23 of the Credit Agreement;

(f)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver certain Collateral to the Collateral Agent in the event gross revenue of X-Rite GmbH exceeds $5,000,000 as required under Section 5.13(a) of the Credit Agreement;

(g)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to either deliver evidence that X-Rite International, Inc. has been dissolved or to deliver Collateral to the Collateral Agent on or prior to December 31, 2007 as required pursuant to Section 5.13(b) of the Credit Agreement;

(h)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver the annual Collateral verification as and when required pursuant to Section 5.1(o) of the Credit Agreement;

(i)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver the reports and other Collateral with respect to Foreign Subsidiaries pursuant to Section 5.10(b) of the Credit Agreement within sixty (60) days following the end of Fiscal Year 2007;

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

(j)	Event of Default or Default under Section 8.1(b) as a result of the Company’s the early termination and acceleration of the Company’s Existing Interest Rate Agreements with Goldman Sachs Capital Markets, L.P. (“Goldman Sachs”) resulting in a liability of $12,165,000 and the Company’s failure to pay such amount to Goldman Sachs (the “Hedge Termination”);

(k)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.8(a) of the Credit Agreement for the measurement period ending as of the last day of the Fiscal Quarter ending closest to June 30, 2008;

(l)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.8(b) of the Credit Agreement for the measurement period ending as of the last day of the Fiscal Quarter ending closest to March 31, 2008 and the measurement period ending as of the last day of the Fiscal Quarter ending closest to June 30, 2008;

(m)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.8(c) of the Credit Agreement for the measurement period ending as of the last day of the Fiscal Year ending December 30, 2007 (to the extent that the calculation of Consolidated Capital Expenditures for such measurement period include capitalized software);

(n)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to prepare or deliver consolidating balance sheets or consolidating statements of income, or statements of shareholders’ equity or comparison against the Financial Plan, as required under Section 5.1(b) and (c) of the Credit Agreement for the Fiscal Year ending December 30, 2007 and for the Fiscal Quarters ending closest to March 31, 2008 and June 30, 2008;

(o)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 6.8(d) of the Credit Agreement for the measurement period ending as of the last day of the Fiscal Quarter ending closest to June 30, 2008;

(p)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver a control agreement with respect to or close the deposit accounts of GretagMacBeth, LLC at Bank of America as set forth in the that certain letter agreement dated as of October 24, 2007, between Administrative Agent and Company (the “Post-Closing Deliveries Letter”);

(q)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to deliver stock certificate representing 65% of the voting Capital Stock of the Subsidiaries (other than X-Rite Limited) identified in the Post-Closing Deliveries Letter;

(r)	Event of Default or Default under Section 8.1(e) as a result of the Company’s failure to comply with the requirements of Section 5.10(a) of the Credit Agreement with respect to X-Rite Shanghai Color Management Limited;

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

(s)	Event of Default or Default under Section 8.1(b) as a result of the Company’s failure to comply with Section 5.1(b), Section 5.1(c), Section 5.1(j), Section 5.1(f), Section 5.1(o), Section 5.10(b), Section 5.12, Section 5.13(a), Section 5.13(b), Section 5.13(c), Section 5.16, Section 5.22, Section 6.8(a) and Section 6.8(b) of the of the Second Lien Credit Agreement with respect to the deliveries required pursuant to the Second Lien Credit Agreement, the maintenance of Interest Rate Agreements, the Hedge Termination and the delivery of Key Person Life Insurance Policies;

(t)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to provide notice of the foregoing Events of Default as and when required pursuant to Section 5.1(f) of the Credit Agreement;

(u)	Event of Default or Default under Section 8.1(d) to the extent that any representation, warranty, certification or statement may have been false in any material respect as a result of the failure to disclose any of the Designated Defaults, including without limitation the failure of the Company to disclose in the financial statements delivered for the Fiscal Year ending December 30, 2007 and the accompanying Compliance Certificate the Company’s failure to comply with Section 6.8(c) of the Credit Agreement for the measurement period ending as of the last day of the Fiscal Year ending December 30, 2007 (to the extent such calculation included of capitalized software);

(v)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to provide forecasts demonstrating projected compliance with the requirements of Section 6.8 through the final maturity date of the Loans as required pursuant to Section 5.1(i)(iii) of the Credit Agreement within forty-five (45) days following the first Business Day of Fiscal Year 2008; and

(w)	Event of Default or Default under Section 8.1(c) as a result of the Company’s failure to comply with Section 5.21(b) of the Credit Agreement.

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

SCHEDULE 2

TO

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Dated as of August 20, 2008

CERTAIN FEES AND EXPENSES

Financial Advisors and Consulting Fees and Expenses	$11,980,000.00
Legal Fees and Expenses	$6,000,000.00
Total	$17,980,000.00

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

SCHEDULE 3

TO

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Dated as of August 20, 2008

EXISTING HEDGE AGREEMENTS

1. Swap Agreement dated August 31, 2006 by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1706400397, in the initial amount of $32,500,000.00, with a trade date of August 31, 2006 and an effective date of September 5, 2006 and a termination date of June 5, 2008.

2. Swap Agreement dated August 31, 2006 by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1706400421, in the initial amount of $42,500,000.00, with a trade date of August 31, 2006, and an effective date of September 5, 2006 and a termination date of June 5, 2009.

3. Swap Agreement dated August 31, 2006 by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1706400463, in the initial amount of $53,100,000.00, with a trade date of August 31, 2006, and an effective date of September 5, 2006 and a termination date of June 5, 2010.

4. Swap Agreement dated December 27, 2007 by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1710377342, in the initial amount of $58,000,000, with a trade date of December 27, 2007, and an effective date of December 27, 2007 and a termination date of December 27, 2011.

5. Swap Agreement dated December 27, 2007, by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1710377368, in the initial amount of $50,000,000, with a trade date of December 27, 2007, and an effective date of December 27, 2007 and a termination date of December 27, 2012.

6. Swap Agreement dated December 27,2007, by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1710377382, in the initial amount of $50,000,000, with a trade date of December 27, 2007, and an effective date of December 27, 2007 and a termination date of December 27, 2012.

7. Swap Agreement dated December 27, 2007, by and between X-Rite, Inc. and Goldman Sachs Capital Markets, L.P., initially identified by GS reference number LTAA1710377429, in the initial amount of $50,000,000, with a trade date of December 27, 2007, and an effective date of December 27, 2007 and a termination date of December 27, 2012.

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

SCHEDULE 4

TO

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Dated as of August 20, 2008

CERTAIN FEES AND EXPENSES (INCREMENTAL EQUITY ISSUANCE)

Financial Advisors and Consulting Fees and Expenses	$1,500,000.00
Total	$1,500,000.00

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement

SCHEDULE 5

TO

FORBEARANCE AGREEMENT AND CONSENT, WAIVER AND AMENDMENT NO. 1

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Dated as of August 20, 2008

LIFE INSURANCE POLICIES

Policy #	Date	Insurer	1st Insured	2nd Insured	Death Benefit
5101611	16-Nov-97	ING Security Life	Quinten Elliott Ward	Edith R. Fleming	15,000,000
5101612	27-Nov-97	ING Security Life	Quinten Elliott Ward	Marian L. Ward	15,000,000
5101613	16-Nov-97	ING Security Life	Rufus S. Teesdale	Edith R. Fleming	20,000,000
5101614	27-Nov-97	ING Security Life	Quinten Elliott Ward	Marian L. Ward	5,000,000
5101615	28-Dec-97	ING Security Life	Charles Van Namen	Myrtle C. Van Namen	20,000,000
5101616	28-Dec-97	ING Security Life	Darrell Theodore Thompson	Rufus S. Teesdale	5,000,000
5700063	28-Dec-97	John Hancock	Charles Van Namen	Myrtle C. Van Namen	10,000,000
57408890	28-Nov-97	John Hancock	Quinten E. Ward	Marian L. Ward	10,000,000
57408908	16-Jan-98	John Hancock	Darrell T. Thompson	Rufus S. Teesdale	10,000,000
57408916	16-Jan-98	John Hancock	Charles Van Namen	Myrtle C. Van Namen	10,000,000
57408924	17-Nov-97	John Hancock	Rufus S. Teesdale	Edith R. Fleming	10,000,000

					130,000,000

Forbearance Agreement and Consent, Waiver and Amendment No. 1

to First Lien Credit and Guaranty Agreement